SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the registrant [ ]

Filed by a party other than the registrant [X]

Check the appropriate box:

[   ] Preliminary Proxy Statement
[   ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[   ] Definitive Proxy Statement
[   ] Definitive Additional Materials
[X] Soliciting Material Under Rule 14a-12

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THE PEP BOYS−MANNY, MOE & JACK
(Name of Registrant as Specified in Its Charter)
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BARINGTON COMPANIES EQUITY PARTNERS, L.P.
(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)
___________________________________________________________________

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[   ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)   Title of each class of securities to which transaction applies:

(2)   Aggregate number of securities to which transaction applies:

(3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)   Proposed maximum aggregate value of transaction:

(5)   Total fee paid:

1

[   ]  Fee paid previously with preliminary materials.

[   ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)   Amount Previously Paid:

(2)   Form, Schedule or Registration Statement No.:

(3)   Filing Party:

(4)   Date Filed:

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Barington Capital Group, L.P.
888 Seventh Avenue
New York, New York 10019

May 23, 2006

Mr. William Leonard
Chairman of the Board
The Pep Boys - Manny, Moe & Jack
3111 West Allegheny Avenue
Philadelphia, Pennsylvania 19132

Dear Bill:

It appears that the Board's exploration of strategic alternatives for the Company as announced on February 10, 2006 has made little progress. We are now over three months into the process and the Board has yet to disclose any results to date. All the while, the value of the Company continues to decline under the direction of Lawrence Stevenson.

While the Board continues its exploration of strategic alternatives, it should not lose sight of the fact that it also remains responsible for selecting a chief executive who will develop and execute an effective operating plan for the Company. These two important responsibilities are not mutually exclusive.

In our opinion, the operating plan being executed by Mr. Stevenson has been a failure that has destabilized Pep Boys' operations. The Board had the opportunity to replace Mr. Stevenson as its chief executive in February, but instead chose to renew his employment contract and endorse his operating plan, presumably in the belief that maintaining executive continuity would facilitate a strategic transaction. We strongly disagree with such an approach, as we have found that companies with strong financial and operating performance are best able to consummate a value-maximizing alternative such as a strategic transaction. Given the current state of affairs at Pep Boys, we are skeptical that the current Board will be able to identify a strategic alternative that will deliver maximum value to the owners of Pep Boys.

In order to prevent further deterioration of shareholder value, we urge the Board to schedule an annual meeting of Pep Boys’ stockholders immediately. It is time to let the owners decide who they want to lead Pep Boys and what direction the Company should pursue.

Sincerely yours,

/s/ James A. Mitarotonda

James A. Mitarotonda

* * * * *

Barington Companies Equity Partners, L.P. (“Barington”) intends to make a preliminary filing with the Securities and Exchange Commission (the “SEC”) of a proxy statement and an accompanying WHITE proxy card to be used to solicit votes for the election of its nominees at the 2006 Annual Meeting of Shareholders of The Pep Boys - Manny, Moe & Jack, a Pennsylvania corporation (the “Company”).

The following persons, which have joined with Barington in filing a Statement on Schedule 13D with respect to the Company’s common stock, are anticipated to be, or may be deemed to be, participants in any such proxy solicitation: Barington Companies Equity Partners, L.P., Barington Investments, L.P., Barington Companies Advisors, LLC, Barington Companies Investors, LLC, Barington Companies Offshore Fund, Ltd., Barington Offshore Advisors, LLC, Barington Capital Group, L.P., LNA Capital Corp., James Mitarotonda, Parche, LLC, Starboard Value and Opportunity Master Fund Ltd., RCG Carpathia Master Fund, Ltd., RCG Ambrose Master Fund, Ltd., RCG Halifax Fund, Ltd., Ramius Master Fund, Ltd., Ramius Fund III, Ltd, Admiral Advisors, LLC, Ramius Advisors, LLC, Ramius Capital Group, L.L.C., C4S & Co., L.L.C., Peter A. Cohen, Morgan B. Stark, Jeffrey M. Solomon, Thomas W. Strauss, RJG Capital Partners, L.P., RJG Capital Management, LLC, Ronald Gross, D.B. Zwirn Special Opportunities Fund, L.P., D.B. Zwirn Special Opportunities Fund (TE), L.P., D.B. Zwirn Special Opportunities Fund, Ltd., HCM/Z Special Opportunities LLC, D.B. Zwirn & Co., L.P., DBZ GP, LLC, Zwirn Holdings, LLC and Daniel B. Zwirn.

BARINGTON COMPANIES EQUITY PARTNERS, L.P. STRONGLY ADVISES ALL SHAREHOLDERS OF THE COMPANY TO READ SUCH PROXY STATEMENT WHEN IT IS AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN THE PROXY SOLICITATION. SUCH PROXY STATEMENT, WHEN FILED, AND ANY OTHER RELEVANT DOCUMENTS WILL BE AVAILABLE AT NO CHARGE ON THE SEC'S WEB SITE AT HTTP://WWW.SEC.GOV. IN ADDITION, SHAREHOLDERS MAY ALSO OBTAIN A COPY OF THE PROXY STATEMENT, WHEN FILED, WITHOUT CHARGE, BY CONTACTING BARINGTON’S PROXY SOLICITOR, MACKENZIE PARTNERS, INC., AT ITS TOLL-FREE NUMBER: (800) 322-2885 OR PROXY@MACKENZIEPARTNERS.COM.

INFORMATION REGARDING THE DIRECT OR INDIRECT INTERESTS OF CERTAIN PERSONS ANTICIPATED TO BE, OR WHO MAY BE DEEMED TO BE, PARTICIPANTS IN SUCH POTENTIAL PROXY SOLICITATION IS AS FOLLOWS:

As of May 19, 2006, Barington Companies Equity Partners, L.P. beneficially owns an aggregate of 907,619 shares of common stock, par value $1.00 per share (the “Common Stock”), representing approximately 1.67% of the shares of Common Stock presently outstanding based upon the 54,233,005 shares of Common Stock reported by the Company to be issued and outstanding as of March 31, 2006 in its Form 10-K filed with the Securities and Exchange Commission on April 12, 2006 (the “Issued and Outstanding Shares”).

As of May 19, 2006, Barington Investments, L.P. beneficially owns 661,735 shares of Common Stock, constituting approximately 1.22% of the Issued and Outstanding Shares. As of May 19, 2006, Barington Companies Offshore Fund, Ltd. beneficially owns 990,734 shares of

Common Stock, constituting approximately 1.83% of the Issued and Outstanding Shares. As the investment advisor to Barington Companies Equity Partners, L.P. and the investment advisor and general partner of Barington Investments, L.P., Barington Companies Advisors, LLC may be deemed to beneficially own the 907,619 shares of Common Stock beneficially owned by Barington Companies Equity Partners, L.P. and the 661,735 shares of Common Stock beneficially owned by Barington Investments, L.P., representing an aggregate of 1,569,354 shares, constituting approximately 2.89% of the Issued and Outstanding Shares. As the general partner of Barington Companies Equity Partners, L.P., Barington Companies Investors, LLC may be deemed to beneficially own the 907,619 shares of Common Stock beneficially owned by Barington Companies Equity Partners, L.P., constituting approximately 1.67% of the Issued and Outstanding Shares. As the investment advisor to Barington Companies Offshore Fund, Ltd., Barington Offshore Advisors, LLC may be deemed to beneficially own the 990,734 shares of Common Stock beneficially owned by Barington Companies Offshore Fund, Ltd., constituting approximately 1.83% of the Issued and Outstanding Shares. As the majority member of Barington Companies Advisors, LLC and Barington Companies Investors, LLC, Barington Capital Group, L.P. may be deemed to beneficially own the 907,619 shares of Common Stock beneficially owned by Barington Companies Equity Partners, L.P. and the 661,735 shares of Common Stock beneficially owned by Barington Investments, L.P. As the majority member of Barington Offshore Advisors, LLC, Barington Capital Group, L.P. may also be deemed to beneficially own the 990,734 shares of Common Stock beneficially owned by Barington Companies Offshore Fund, Ltd., representing an aggregate of 2,560,088 shares, constituting approximately 4.72% of the Issued and Outstanding Shares. As the general partner of Barington Capital Group, L.P., LNA Capital Corp. may be deemed to beneficially own the 907,619 shares of Common Stock beneficially owned by Barington Companies Equity Partners, L.P., the 661,735 shares of Common Stock beneficially owned by Barington Investments, L.P. and the 990,734 shares of Common Stock beneficially owned by Barington Companies Offshore Fund, Ltd., representing an aggregate of 2,560,088 shares of Common Stock, constituting approximately 4.72% of the Issued and Outstanding Shares. As the sole stockholder and director of LNA Capital Corp., Mr. Mitarotonda may be deemed to beneficially own the 907,619 shares of Common Stock beneficially owned by Barington Companies Equity Partners, L.P., the 661,735 shares of Common Stock beneficially owned by Barington Investments, L.P. and the 990,734 shares of Common Stock beneficially owned by Barington Companies Offshore Fund, Ltd., representing an aggregate of 2,560,088 shares of Common Stock, constituting approximately 4.72% of the Issued and Outstanding Shares. Each of Barington Companies Advisors, LLC and Barington Companies Investors, LLC share voting and dispositive power with respect to the 907,619 shares of Common Stock beneficially owned by Barington Companies Equity Partners, L.P. Mr. Mitarotonda has sole voting and dispositive power with respect to the 907,619 shares of Common Stock beneficially owned by Barington Companies Equity Partners, L.P., the 661,735 shares of Common Stock beneficially owned by Barington Investments, L.P. and the 990,734 shares of Common Stock beneficially owned by Barington Companies Offshore Fund, Ltd. Mr. Mitarotonda disclaims beneficial ownership of any such shares except to the extent of his pecuniary interest therein.

As of May 19, 2006, RCG Carpathia Master Fund, Ltd. beneficially owns 89,297 shares of Common Stock which may be acquired upon conversion of $2,000,000 aggregate principal amount of the Company’s outstanding 4.25% convertible debentures owned by RCG Carpathia Master Fund, Ltd.

As of May 19, 2006, each of Parche, LLC and Starboard Value and Opportunity Master Fund Ltd. beneficially own 399,678 and 1,011,487 shares of Common Stock, respectively, constituting approximately 0.74% and 1.87%, respectively, of the Issued and Outstanding Shares. As the managing member of Parche, LLC and the investment manager of Starboard Value and Opportunity Master Fund Ltd., Admiral Advisors, LLC may be deemed to beneficially own the 399,678 shares and the 1,011,487 shares of Common Stock owned by Parche, LLC and Starboard Value and Opportunity Master Fund Ltd., respectively, representing an aggregate of 1,411,255 shares, constituting approximately 2.60% of the Issued and Outstanding Shares. As of May 19, 2006, each of RCG Ambrose Master Fund, Ltd., RCG Halifax Fund, Ltd., Ramius Master Fund, Ltd. and Ramius Master Fund III, Ltd beneficially own 116,378, 123,793, 467,051 and 27,051 shares of Common Stock, respectively, constituting approximately 0.21%, 0.23%, 0.86% and 0.05%, respectively, of the Issued and Outstanding Shares. As the investment manager of Ramius Master Fund, Ltd. and Ramius Fund III, Ltd, Ramius Advisors, LLC may be deemed to beneficially own the 467,051 shares of Common Stock owned by Ramius Master Fund, Ltd. and the 27,051 shares of Common Stock owned by Ramius Fund III, Ltd, constituting approximately 0.86% and 0.05%, respectively, of the Issued and Outstanding Shares. As the sole member of Admiral Advisors, LLC and Ramius Advisors, LLC and the investment manager of RCG Carpathia Master Fund, Ltd., RCG Ambrose Master Fund, Ltd. and RCG Halifax Fund, Ltd., Ramius Capital Group, L.L.C. may be deemed to beneficially own the 399,678 shares of Common Stock owned by Parche, LLC, the 1,011,487 shares of Common Stock owned by Starboard Value and Opportunity Master Fund Ltd., the 89,297 shares of Common Stock that may be acquired upon conversion of the convertible debentures owned by RCG Carpathia Master Fund, Ltd., the 116,378 shares of Common Stock owned by RCG Ambrose Master Fund, Ltd., the 123,793 shares of Common Stock owned by RCG Halifax Fund, Ltd., the 467,051 shares of Common Stock owned by Ramius Master Fund, Ltd. and the 27,051 shares of Common Stock owned by Ramius Fund III, Ltd, representing an aggregate of 2,234,825 shares, constituting approximately 4.12% of the Issued and Outstanding Shares. As the managing member of Ramius Capital Group, L.L.C., C4S & Co., L.L.C. may be deemed to beneficially own the 399,678 shares of Common Stock owned by Parche, LLC, the 1,011,487 shares of Common Stock owned by Starboard Value and Opportunity Master Fund Ltd., the 89,297 shares of Common Stock that may be acquired upon conversion of the convertible debentures owned by RCG Carpathia Master Fund, Ltd., the 116,378 shares of Common Stock owned by RCG Ambrose Master Fund, Ltd., the 123,793 shares of Common Stock owned by RCG Halifax Fund, Ltd., the 467,051 shares of Common Stock owned by Ramius Master Fund, Ltd. and the 27,051 shares of Common Stock owned by 4.12% of the Issued and Outstanding Shares. As the managing members of C4S & Co., L.L.C., each of Peter A. Cohen, Morgan B. Stark, Jeffrey M. Solomon and Thomas W. Strauss may be deemed to beneficially own the 399,678 shares of Common Stock owned by Parche, LLC, the 1,011,487 shares of Common Stock owned by Starboard Value and Opportunity Master Fund Ltd., the 89,297 shares of Common Stock that may be acquired upon conversion of the convertible debentures owned by RCG Carpathia Master Fund, Ltd., the 116,378 shares of Common Stock owned by RCG Ambrose Master Fund, Ltd., the 123,793 shares of Common Stock owned by RCG Halifax Fund, Ltd., the 467,051 shares of Common Stock owned by Ramius Master Fund, Ltd. and the 27,051 shares of Common Stock owned by Ramius Fund III, Ltd, representing an aggregate of 2,234,825 shares, constituting approximately 4.12% of the Issued and Outstanding

Shares. Each of Messrs. Cohen, Stark, Solomon and Strauss share voting and dispositive power with respect to the 399,678 shares of Common Stock owned by Parche, LLC, the 1,011,487 shares of Common Stock owned by Starboard Value and Opportunity Master Fund Ltd., the 89,297 shares of Common Stock that may be acquired upon conversion of the convertible debentures owned by RCG Carpathia Master Fund, Ltd., the 116,378 shares of Common Stock owned by RCG Ambrose Master Fund, Ltd., the 123,793 shares of Common Stock owned by RCG Halifax Fund, Ltd., the 467,051 shares of Common Stock owned by Ramius Master Fund, Ltd. and the 27,051 shares of Common Stock owned by Ramius Fund III, Ltd, by virtue of their shared authority to vote and dispose of such shares. Messrs. Cohen, Stark, Solomon and Strauss disclaim beneficial ownership of such shares.

As of May 19, 2006, RJG Capital Partners, L.P. beneficially owns 7,200 shares of Common Stock, constituting approximately 0.01% of the Issued and Outstanding Shares. As the general partner of RJG Capital Partners, L.P., RJG Capital Management, LLC may be deemed to beneficially own the 7,200 shares owned by RJG Capital Partners, L.P., constituting approximately 0.01% of the Issued and Outstanding Shares. As the managing member of RJG Capital Management, LLC, which in turn is the general partner of RJG Capital Partners, L.P., Mr. Gross may be deemed to beneficially own the 7,200 shares owned by RJG Capital Partners, L.P., constituting approximately 0.01% of the Issued and Outstanding Shares. Mr. Gross has sole voting and dispositive power with respect to the 7,200 shares owned by RJG Capital Partners, L.P. by virtue of his authority to vote and dispose of such shares. Mr. Gross disclaims beneficial ownership of any such shares except to the extent of his pecuniary interest therein.

As of May 19, 2006, each of D.B. Zwirn Special Opportunities Fund, L.P. and D.B. Zwirn Special Opportunities Fund (TE), L.P. beneficially own 52,944 shares and 52,989 shares of Common Stock, respectively, constituting approximately 0.10% and 0.10%, respectively, of the Issued and Outstanding Shares. As of May 19, 2006, each of D.B. Zwirn Special Opportunities Fund, Ltd. and HCM/Z Special Opportunities LLC beneficially own 315,270 shares and 108,281 shares of Common Stock, respectively, constituting approximately 0.58% and 0.20%, respectively, of the Issued and Outstanding Shares.

As the manager of D.B. Zwirn Special Opportunities Fund, L.P., D.B. Zwirn Special Opportunities Fund (TE), L.P., D.B. Zwirn Special Opportunities Fund, Ltd. and HCM/Z Special Opportunities LLC, D.B. Zwirn & Co., L.P. may be deemed to beneficially own the 52,944 shares of Common Stock beneficially owned by D.B. Zwirn Special Opportunities Fund, L.P., the 52,989 shares of Common Stock beneficially owned by D.B. Zwirn Special Opportunities Fund (TE), L.P., the 315,270 shares of Common Stock beneficially owned by D.B. Zwirn Special Opportunities Fund, Ltd. and the 108,281 shares of Common Stock beneficially owned by HCM/Z Special Opportunities LLC, representing an aggregate of 529,484 shares, constituting approximately 0.98% of the Issued and Outstanding Shares. As general partner of D.B. Zwirn & Co., L.P., DBZ GP, LLC may be deemed to beneficially own the 52,944 shares of Common Stock beneficially owned by D.B. Zwirn Special Opportunities Fund, L.P., the 52,989 shares of Common Stock beneficially owned by D.B. Zwirn Special Opportunities Fund (TE), L.P., the 315,270 shares of Common Stock beneficially owned by D.B. Zwirn Special Opportunities Fund, Ltd. and the 108,281 shares of Common Stock beneficially owned by HCM/Z Special Opportunities LLC, representing an aggregate of 529,484 shares, constituting approximately 0.98% of the Issued and Outstanding Shares. As the managing member of DBZ GP, LLC, Zwirn

Holdings, LLC may be deemed to beneficially own the 52,944 shares of Common Stock beneficially owned by D.B. Zwirn Special Opportunities Fund, L.P., the 52,989 shares of Common Stock beneficially owned by D.B. Zwirn Special Opportunities Fund (TE), L.P., the 315,270 shares of Common Stock beneficially owned by D.B. Zwirn Special Opportunities Fund, Ltd. and the 108,281 shares of Common Stock beneficially owned by HCM/Z Special Opportunities LLC, representing an aggregate of 529,484 shares, constituting approximately 0.98% of the Issued and Outstanding Shares. As the managing member of Zwirn Holdings, LLC, Daniel B. Zwirn may be deemed to beneficially own the 52,944 shares of Common Stock beneficially owned by D.B. Zwirn Special Opportunities Fund, L.P., the 52,989 shares of Common Stock beneficially owned by D.B. Zwirn Special Opportunities Fund (TE), L.P., the 315,270 shares of Common Stock beneficially owned by D.B. Zwirn Special Opportunities Fund, Ltd. and the 108,281 shares of Common Stock beneficially owned by HCM/Z Special Opportunities LLC, representing an aggregate of 529,484 shares, constituting approximately 0.98% of the Issued and Outstanding Shares. Mr. Zwirn disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein.

The persons listed above do not believe that certain of the foregoing information is called for by the Items of Schedule 14A and are disclosing it for supplemental informational purposes only. Information with respect to each of the persons is given solely by such person and no person shall have responsibility for the accuracy or completeness of information supplied by another person.

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